UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report

(Date of earliest event reported):

December 8, 2010

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia WA		98501
(Address of principal executive officers)		(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	–REGULATION FD DISCLOSURE

Press Release

On December 8, 2010, Heritage Financial Corporation (the “Company”) announced that it commenced an underwritten public offering of its common stock to raise gross proceeds of up to $45 million. The Company intends to grant the underwriters a 30-day option to purchase shares representing gross proceeds of up to an additional $6.75 million to cover over-allotments, if any.

A copy of the Company’s press release announcing the commencement of the offering is furnished herewith as Exhibit 99.1 to this Report, and is incorporated herein by reference.

Selected Investor Presentation

The slides furnished herewith as Exhibit 99.2 hereto and incorporated by reference in this Item 7.01 have been excerpted from an investor presentation used by the Company in connection with the offering.

In accordance with General Instruction B.2. of Form 8-K, the information in Item 7.01 and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. In this Current Report on Form 8-K we make forward-looking statements about our ability to raise common capital, the amount of capital we intend to raise and our intended use of that capital. Specific risks that could cause results to differ from the forward-looking statements are set forth in this Current Report on Form 8-K and our other filings with the SEC and include, without limitation, negative reaction to our public offering, unfavorable pricing of the offering and deterioration in the economy or our loan portfolio that could alter our intended use of the capital or cause us to terminate or suspend the offering.

ITEM 9.01	– FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1	News Release issued by Heritage Financial Corporation, dated December 8, 2010

99.2	Selected slide presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2010

HERITAGE FINANCIAL CORPORATION

By:	/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer